UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 13, 2007
(Date of earliest event reported)

GENVEC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

65 West Watkins Mill Road
Gaithersburg, Maryland	20878	(240) 632-0740

(Address of principal executive offices)	(Zip	(Registrant’s telephone number including area
	Code)	code)

Not Applicable

(Former name or former address, if changed
since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     At the 2007 Annual Meeting of Stockholders held on June 13, 2007, the stockholders of GenVec, Inc. (the “Corporation”) approved an amendment to the 2002 Stock Incentive Plan (the “Plan”), which had previously been declared advisable by the Board of Directors on April 10, 2007.

     All of the Corporation’s employees, non-employee directors, consultants and independent contractors are eligible to receive grants of options or shares with certain restrictions under the Plan. The amendment increases the number of shares of common stock that are available to be issued through grants or awards made under the Plan or through the exercise of options granted thereunder from 8,680,000 shares to 11,580,000 shares.

     A copy of the Amendment to the 2002 Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the amendment to the Plan is qualified in its entirety by reference to the Amendment to the 2002 Stock Incentive Plan.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     At the 2007 Annual Meeting of Stockholders held on June 13, 2007, the stockholders of the Corporation approved an amendment to the Corporation’s Amended and Restated Certificate of Incorporation, which had been previously declared advisable by the Board of Directors on April 10, 2007. The amendment increases the number of shares of common stock that are authorized for issuance by 100,000,000 shares, bringing the total number of shares of common stock to 200,000,000.

     The amendment to the Amended and Restated Certificate of Incorporation became effective on June 13, 2007, upon the effectiveness of the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment.

SECTION 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of GenVec, Inc.

10.1	Amendment to the 2002 Stock Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2007		GENVEC, INC.

	By:	/s/ Douglas J. Swirsky

Douglas J. Swirsky
Chief Financial Officer, Treasurer and
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of GenVec, Inc.

10.1	Amendment to the 2002 Stock Incentive Plan